Rule 497(e)
                                      Registration Nos. 333-168727 and 811-22452



                            FIRST TRUST SERIES FUND

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                  FIRST TRUST SHORT DURATION HIGH INCOME FUND

                  (EACH A "FUND" AND COLLECTIVELY THE "FUNDS")

                       SUPPLEMENT DATED OCTOBER 23, 2014
        TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 16, 2014,
                AS PREVIOUSLY SUPPLEMENTED ON SEPTEMBER 25, 2014


       Notwithstanding anything to the contrary in the statement of additional information, the first paragraph of the section entitled "Purchase and Redemption of Fund Shares - Reduction or Elimination of Class A and Class C Contingent Deferred Sales Charge" in the statement of additional information is replaced in its entirety with the following:

      "Class A shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, where the financial intermediary did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 12 months of purchase. Class C shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C shares that are redeemed within 12 months of purchase."



     PLEASE KEEP THIS WITH YOUR FUND'S STATEMENT OF ADDITIONAL INFORMATION
                              FOR FUTURE REFERENCE